SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported              January 12, 2005

NASSDA CORPORATION

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-33291	77-0494462
(Commission File Number)	(I.R.S. Employer Identification No.)

2650 San Tomas Expressway, Santa Clara, California	95051
(Address of Principal Executive Offices)	(Zip Code)

(408) 988-9988

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On January 12, 2005, Nassda Corporation issued a press release announcing its results for the three months ended December 31, 2004. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits

Exhibit	Description

99.1	Press Release, dated January 12, 2005, of Nassda Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2005

NASSDA CORPORATION

	By:	/s/ Sang S. Wang
Sang S. Wang
Chairman and Chief Executive Officer

	By:	/s/ Tammy S. Liu
Tammy S. Liu
Chief Financial Officer and Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 12, 2005 of Nassda Corporation